Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2007

Endurance Specialty Holdings Ltd.
Wellesley House, 90 Pitts Bay Rd.
Pembroke HM 08, Bermuda

Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words ‘‘expect,’’ ‘‘intend,’’ ‘‘plan,’’ ‘‘believe,’’ ‘‘project,’’ ‘‘anticipate,’’ ‘‘seek,’’ ‘‘will,’’ and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, the impact of current regulatory investigations, changes in accounting policies, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited, except the balance sheet and income statement data for the years ended December 31, 2006 and December 31, 2005, which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, ‘‘common shares’’ refers to our ordinary shares and class A shares, collectively.

•	Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather than net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

•	NM – Not meaningful; NA – Not Applicable; LTM – Latest twelve months.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CORPORATE ORGANIZATION CHART

ii

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,		Previous	Previous
		2007	2006	2007	2006	Quarter Change	Year to Date Change
HIGHLIGHTS	Net income	$ 135,341	$64,050	$237,176	$171,086	111.3%	38.6%
	Net income available to common shareholders	131,466	60,175	229,426	163,336	118.5%	40.5%
	Operating income[a]	141,177	62,195	246,373	170,116	127.0%	44.8%
	Operating income available to common shareholders[a]	137,302	58,320	238,623	162,366	135.4%	47.0%
	Operating cash flow	129,425	199,080	252,182	373,924	(35.0)%	(32.6)%
	Gross premiums written	506,803	451,253	1,080,094	1,022,634	12.3%	5.6%
	Net premiums earned	417,551	406,678	794,596	826,884	2.7%	(3.9)%
	Total assets	7,225,847	6,858,412	7,225,847	6,858,412	5.4%	5.4%
	Total shareholders’ equity	2,379,846	1,936,535	2,379,846	1,936,535	22.9%	22.9%
PER SHARE	Basic earnings per common share
AND SHARES DATA	Net income (as reported)	$2.01	$0.91	$3.47	$2.46	121.4%	41.2%
	Operating income (as reported)[a]	$2.10	$0.88	$3.61	$2.44	138.5%	47.7%
	Diluted earnings per common share
	Net income (as reported)	$1.85	$0.85	$3.22	$2.29	119.0%	40.4%
	Operating income (as reported)[a]	$1.94	$0.82	$3.35	$2.28	136.0%	46.9%
As Reported	Weighted average common shares outstanding	65,531	66,398	66,069	66,421	(1.3)%	(0.5)%
	Weighted average common shares outstanding and dilutive potential common shares	70,930	71,109	71,294	71,243	(0.3)%	0.1%
Book Value Per	Book value[b]	$33.67	$26.19	$33.67	$26.19	28.6%	28.6%
Common Share	Diluted book value (treasury stock method)[b]	$30.56	$24.24	$30.56	$24.24	26.1%	26.1%
FINANCIAL RATIOS	Return on average common equity (ROAE), net income[c]	6.0%	3.5%	10.7%	9.6%	2.5	1.1
	ROAE, operating income[a][c]	6.3%	3.4%	11.2%	9.5%	2.9	1.7
	Return on beg. common equity (ROBE), net income[c]	6.1%	3.5%	10.9%	9.8%	2.6	1.1
	ROBE, operating income[a]	6.3%	3.4%	11.4%	9.7%	2.9	1.7
	Investment yield	1.4%	1.1%	2.7%	2.4%	0.3%	0.4%
	Annualized ROAE, net income[c]	24.2%	13.9%	21.5%	19.2%	10.3	2.3
	Annualized ROAE, operating income[a][c]	25.3%	13.5%	22.3%	19.1%	11.8	3.2
	Annualized ROBE, net income	24.3%	14.0%	21.9%	19.5%	10.3	2.4
	Annualized ROBE, operating income[a]	25.3%	13.5%	22.7%	19.4%	11.8	3.3
	Annualized investment yield	5.7%	4.6%	5.5%	4.8%	1.1	0.7
	Loss ratio	49.6%	66.3%	52.6%	61.5%	(16.7)	(8.9)
GAAP	Acquisition expense ratio	17.7%	19.5%	17.8%	18.7%	(1.8)	(0.9)
	General and administrative expense ratio	11.7%	11.3%	12.3%	10.9%	0.4	1.4
	Combined ratio	79.0%	97.1%	82.7%	91.1%	(18.1)	(8.4)
STAT	Acquisition expense ratio	19.1%	17.8%	17.4%	16.7%	1.3	0.7
	General and administrative expense ratio	10.8%	10.7%	9.9%	9.1%	0.1	0.8
	Combined ratio	79.5%	94.8%	79.9%	87.3%	(15.3)	(7.4)

[a]	Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 31 for a reconciliation to net income.

[b]	For detailed calculations please refer to page 33.

[c]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME — QUARTERLY

	QUARTER ENDED
	JUNE 30, 2007	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	JUNE 30, 2005	DEC. 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$506,803	$573,291	$290,795	$476,213	$451,253	$403,189	$192,632
Premiums ceded	(58,577)	(39,626)	(42,340)	(90,791)	(42,575)	(8,599)	(15,695)
Net premiums written	$448,226	$533,665	$248,455	$385,422	$408,678	$394,590	$176,937
Change in unearned premiums	(30,675)	(156,620)	155,260	22,553	(2,000)	43,331	230,072
Net premiums earned	$417,551	$377,045	$403,715	$407,975	$406,678	$437,921	$407,009
Other underwriting (loss) income	(3,203)	(5,936)	1,718	(1,837)	(1,992)	418	(7,494)
Total underwriting revenues	$414,348	$371,109	$405,433	$406,138	$404,686	$438,339	$399,515
UNDERWRITING EXPENSES
Losses and loss expenses	$207,179	$210,594	$131,420	$188,033	$269,445	$228,916	$386,360
Acquisition expenses	73,941	67,530	81,187	81,857	79,197	89,334	79,383
General and administrative expenses	48,664	48,829	51,879	48,535	46,068	40,432	30,967
Total underwriting expenses	$329,784	$326,953	$264,486	$318,425	$394,710	$358,682	$496,710
Underwriting income	$ 84,564	$ 44,156	$140,947	$ 87,713	$ 9,976	$ 79,657	($97,195)
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$78,548	$74,813	$72,033	$63,581	$60,291	$39,133	$52,974
Interest expense	(7,531)	(7,529)	(7,528)	(7,528)	(7,459)	(5,612)	(7,321)
Amortization of intangibles	(1,127)	(1,127)	(1,126)	(1,158)	(1,158)	(1,158)	(1,158)
Total other operating revenue/expenses	$69,890	$66,157	$63,379	$54,895	$51,674	$32,363	$44,495
INCOME BEFORE OTHER ITEMS	$154,454	$110,313	$204,326	$142,608	$61,650	$112,020	($52,700)
OTHER
Net foreign exchange gains (losses)	$2,072	($ 2,613)	$ 9,771	($ 3,633)	$ 11,997	($ 1,742)	($ 2,786)
Net realized (losses) gains on investments	(9,038)	(2,084)	(1,908)	(6,375)	(8,729)	592	(3,310)
Income tax expense	(12,147)	(3,781)	(13,379)	(4,370)	(868)	(853)	9,025
NET INCOME	$135,341	$101,835	$198,810	$128,230	$64,050	$110,017	($49,771)
Preferred dividends	(3,875)	(3,875)	(3,875)	(3,875)	(3,875)	—	($ 2,720)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$131,466	$97,960	$194,935	$124,355	$60,175	$110,017	($52,491)
KEY RATIOS/PER SHARE DATA
Loss ratio	49.6%	55.9%	32.6%	46.1%	66.3%	52.3%	94.9%
Acquisition expense ratio	17.7%	17.9%	20.1%	20.1%	19.5%	20.4%	19.5%
General and administrative expense ratio	11.7%	12.9%	12.9%	11.9%	11.3%	9.2%	7.6%
Combined ratio	79.0%	86.7%	65.6%	78.1%	97.1%	81.9%	122.0%
Weighted average basic shares outstanding	65,531	66,613	66,561	66,339	66,398	60,632	65,952
Weighted average dilutive shares outstanding	70,930	72,073	72,261	71,487	71,109	66,063	65,952
Basic earnings per common share	$ 2.01	$ 1.47	$ 2.93	$ 1.87	$ 0.91	$ 1.81	($0.80)
Diluted earnings per common share	$ 1.85	$ 1.36	$ 2.70	$ 1.74	$ 0.85	$ 1.67	($0.80)
ROAE, net income[a]	6.0%	4.6%	9.7%	6.8%	3.5%	5.7%	(3.2)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME — YTD

	SIX MONTHS ENDED			YEAR ENDED
	JUNE 30, 2007	JUNE 30, 2006	JUNE 30, 2005	DEC. 31, 2006	DEC. 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$1,080,094	$1,022,634	$1,105,680	$1,789,642	$1,668,877
Premiums ceded	(98,203)	(70,947)	(11,912)	(204,078)	(49,528)
Net premiums written	$981,891	$951,687	$1,093,768	$1,585,564	$1,619,349
Change in unearned premiums	(187,295)	(124,803)	(218,249)	53,010	104,345
Net premiums earned	$794,596	$826,884	$875,519	$1,638,574	$1,723,694
Other underwriting (loss) income	(9,139)	1,509	1,289	1,390	(4,818)
Total underwriting revenues	$785,457	$828,393	$876,808	$1,639,964	$1,718,876
UNDERWRITING EXPENSES
Losses and loss expenses	$417,773	$508,177	$479,975	$827,630	$1,650,943
Acquisition expenses	141,471	154,445	176,109	317,489	331,309
General and administrative expenses	97,493	89,959	73,978	190,373	146,419
Total underwriting expenses	$656,737	$752,581	$730,062	$1,335,492	$2,128,671
Underwriting income (loss)	$ 128,720	$ 75,812	$ 146,746	$ 304,472	($ 409,795)
OTHER OPERATING REVENUE/EXPENSES
Net investment income	$153,361	$121,835	$78,444	$257,449	$180,451
Interest expense	(15,060)	(14,985)	(11,083)	(30,041)	(24,210)
Amortization of intangibles	(2,254)	(2,316)	(2,378)	(4,600)	(4,694)
Total other operating revenue/expenses	$136,047	$104,534	$64,983	$222,808	$151,547
INCOME (LOSS) BEFORE OTHER ITEMS	$ 264,767	$ 180,346	$ 211,729	$ 527,280	($258,248)
OTHER
Net foreign exchange (losses) gains	($ 541)	$ 14,883	($ 4,163)	$ 21,021	($ 5,140)
Net realized losses on investments	(11,122)	(12,059)	(3,861)	(20,342)	(8,244)
Income tax (expense) benefit	(15,928)	(12,084)	2,571	(29,833)	51,148
NET INCOME (LOSS)	$ 237,176	$ 171,086	$ 206,276	$ 498,126	($220,484)
Preferred dividends	(7,750)	(7,750)	—	(15,500)	($ 2,720)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ 229,426	$ 163,336	$ 206,276	$ 482,626	($223,204)
KEY RATIOS/PER SHARE DATA
Loss ratio	52.6%	61.5%	54.8%	50.5%	95.8%
Acquisition expense ratio	17.8%	18.7%	20.1%	19.4%	19.2%
General and administrative expense ratio	12.3%	10.9%	8.5%	11.6%	8.5%
Combined ratio	82.7%	91.1%	83.4%	81.5%	123.5%
Weighted average basic shares outstanding	66,069	66,421	60,960	66,436	62,029
Weighted average dilutive shares outstanding	71,294	71,243	66,276	71,755	62,029
Basic earnings (loss) per common share	$3.47	$2.46	$3.38	$7.26	($ 3.60)
Diluted earnings (loss) per common share	$3.22	$2.29	$3.11	$6.73	($ 3.60)
ROAE, net income (loss)[a]	10.7%	9.6%	10.7%	25.6%	(12.6)%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	MAR. 31, 2006
ASSETS
Cash and cash equivalents	$625,662	$518,800	$547,772	$527,990	$669,583	$562,060
Fixed maturity investments available for sale, at fair value	4,728,942	4,838,405	4,714,204	4,652,163	4,323,661	4,310,088
Investments in other ventures, under equity method	281,241	267,721	253,068	223,536	204,272	184,215
Premiums receivable, net	839,106	808,064	660,570	769,462	827,239	798,008
Deferred acquisition costs	198,537	186,374	168,809	189,110	169,190	174,358
Securities lending collateral	173,884	217,698	226,762	349,630	371,407	439,652
Prepaid reinsurance premiums	99,446	92,722	105,058	108,251	56,194	39,617
Losses recoverable	66,377	55,579	44,244	37,447	27,452	26,442
Accrued investment income	40,443	36,792	40,692	37,007	36,740	33,737
Intangible assets	70,456	69,415	70,366	70,255	71,436	65,086
Deferred tax assets	57,993	61,385	54,019	65,738	66,545	61,745
Other assets	43,760	37,508	39,990	37,201	34,693	33,919
TOTAL ASSETS	$7,225,847	$7,190,463	$6,925,554	$7,067,790	$6,858,412	$6,728,927
LIABILITIES
Reserve for losses and loss expenses	$2,767,525	$2,790,183	$2,701,686	$2,769,418	$2,782,803	$2,688,986
Reserve for unearned premiums	1,027,229	987,748	843,202	997,478	967,844	939,165
Deposit liabilities	143,073	155,380	161,024	173,992	173,527	151,418
Reinsurance balances payable	194,012	147,745	172,328	147,218	122,829	102,726
Securities lending payable	173,884	217,698	226,762	349,630	371,407	439,652
Debt	447,213	447,192	447,172	447,151	447,131	447,112
Investments pending settlement	31,767	14,448	—	3,000	7,458	—
Other liabilities	61,298	63,523	75,506	62,729	48,878	35,880
TOTAL LIABILITIES	$4,846,001	$4,823,917	$4,627,680	$4,950,616	$4,921,877	$4,804,939
SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000	$8,000
Common shares	64,591	65,968	66,480	66,196	66,096	66,256
Additional paid-in capital	1,378,685	1,431,623	1,458,063	1,452,438	1,450,435	1,454,842
Accumulated other comprehensive loss	(47,525)	(131)	(14,465)	(11,123)	(82,087)	(55,815)
Retained earnings	976,095	861,086	779,796	601,663	494,091	450,705
TOTAL SHAREHOLDERS’ EQUITY	$2,379,846	$2,366,546	$2,297,874	$2,117,174	$1,936,535	$1,923,988
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$7,225,847	$7,190,463	$6,925,554	$7,067,790	$6,858,412	$6,728,927
Book value per common share	$33.67	$32.77	$31.45	$28.87	$26.19	$25.93
Diluted book value per common share (treasury stock method)	$30.56	$30.19	$28.87	$26.52	$24.24	$23.96
RATIOS
Debt-to-capital	15.8%	15.9%	16.3%	17.4%	18.8%	18.9%

ENDURANCE SPECIALTY HOLDINGS LTD.

Annual Aggregate Risk Curve

The above chart represents a cumulative analysis of our in-force underwriting portfolio on a full year basis based on thousands of potential scenarios. Loss years are driven largely by the occurrence of natural catastrophes and incorrect pricing of other property and casualty exposures. The operating income depicted includes net premiums earned plus net investment income, acquisition expenses and G&A expenses. Forecasted investment income, acquisition and G&A expenses are held constant across all scenarios. Losses included above are net of reinsurance including collateralized reinsurance and ILW purchases. Our stated objective is to maintain a risk management tolerance that limits our loss in a 1-in-100 year year to be no more than 25% of our equity capital. We base our budget and forecasts on the average result, although the nature of the curve places the median result further to the right.

Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see ‘‘Risk Factors’’ in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

Annual Aggregate Risk Curve

Annual Aggregate Risk Curve Comparison

				Change from July 1, 2006 – June 30, 2007 to July 1, 2007 – June 30, 2008		Change from Jan. 1, 2007 – Dec. 31, 2007 to July 1, 2007 – June 30, 2008
(in millions)	July 1, 2006 – June 30, 2007	Jan. 1, 2007 – Dec. 31, 2007	July 1, 2007 – June 30, 2008	$ Change	% Change	$ Change	% Change
Median Result	$ 400	$ 381	$ 391	($9)	(2.3%)	$10	2.6%
Average Result	342	341	342	0	0.0%	1	0.3%
1 in 10 year annual gain	64	91	64	0	0.0%	(27)	(42.2%)
1 in 25 year annual loss	(182)	(66)	(141)	41	(29.1%)	(75)	53.2%
1 in 50 year annual loss	(334)	(172)	(319)	15	(4.7%)	(147)	46.1%
1 in 100 year annual loss	(486)	(287)	(468)	18	(3.8%)	(181)	38.7%
1 in 250 year annual loss	(707)	(396)	(694)	13	(1.9%)	(298)	42.9%
1 in 500 year annual loss	(904)	(500)	(884)	20	(2.3%)	(384)	43.4%
Changes in Endurance’s underwriting portfolio, investment portfolio, risk control mechanisms, market conditions and other factors may cause actual results to vary considerably from those indicated by our value at risk curve. For a listing of risks related to Endurance and its future performance, please see ‘‘Risk Factors’’ in our Annual Report on Form 10K for the year ended December 31, 2006.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE SIX MONTHS ENDED JUNE 30, 2007

Gross Premiums Written = $1,103 million[a]

[a]	Prior to deposit accounting adjustments.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$197,967	$328,815	$526,782	($19,979)	$506,803
Net premiums written	$152,000	$316,205	$468,205	($19,979)	$448,226
Net premiums earned	$124,057	$324,318	$448,375	($30,824)	$417,551
Other underwriting loss	—	—	—	(3,203)	(3,203)
Total underwriting revenues	$124,057	$324,318	$448,375	($34,027)	$414,348
UNDERWRITING EXPENSES
Losses and loss expenses	$63,422	$171,172	$234,594	($27,415)	$207,179
Acquisition expenses	16,528	64,555	81,083	(7,142)	73,941
General and administrative expenses	18,592	30,072	48,664	—	48,664
Total expenses	98,542	265,799	364,341	(34,557)	329,784
UNDERWRITING INCOME	$25,515	$58,519	$84,034	$530	$84,564
GAAP RATIOS
Loss ratio	51.1%	52.8%	52.3%	88.9%	49.6%
Acquisition expense ratio	13.3%	19.9%	18.1%	23.2%	17.7%
General and administrative expense ratio	15.0%	9.3%	10.9%	—	11.7%
Combined ratio	79.4%	82.0%	81.3%	112.1%	79.0%
STATUTORY RATIOS
Loss ratio	51.1%	52.8%	52.3%	88.9%	49.6%
Acquisition expense ratio	13.9%	21.8%	19.3%	22.4%	19.1%
General and administrative expense ratio	12.0%	9.5%	10.3%	—	10.8%
Combined ratio	77.0%	84.1%	81.9%	111.3%	79.5%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL RATIOS
FOR THE QUARTER ENDED JUNE 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	51.1%	52.8%	52.3%	88.9%	49.6%
Acquisition expense ratio	13.3%	19.9%	18.1%	23.2%	17.7%
General and administrative expense ratio	15.0%	9.3%	10.9%	—	11.7%
Combined ratio	79.4%	82.0%	81.3%	112.1%	79.0%
EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	15.1%	2.6%	6.1%	(1.4)%	6.6%
NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	66.2%	55.4%	58.4%	87.5%	56.2%
Acquisition expense ratio	13.3%	19.9%	18.1%	23.2%	17.7%
General and administrative expense ratio	15.0%	9.3%	10.9%	—	11.7%
Combined ratio	94.5%	84.6%	87.4%	110.7%	85.6%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	JUNE 30, 2005
UNDERWRITING REVENUES
Gross premiums written	$197,967	$147,033	$180,584	$156,781	$159,223	$141,011
Net premiums written	$152,000	$108,089	$138,436	$ 98,328	$123,181	$135,930
Net premiums earned	$124,057	$110,324	$102,921	$ 90,062	$ 88,353	$ 89,960
UNDERWRITING EXPENSES
Losses and loss expenses	$ 63,422	$ 63,529	$ 83,370	$ 57,165	$ 70,168	$ 48,191
Acquisition expenses	16,528	13,826	11,382	8,492	6,532	6,302
General and administrative expenses	18,592	22,217	13,983	13,760	13,823	11,244
Total expenses	98,542	99,572	108,735	79,417	90,523	65,737
UNDERWRITING INCOME (LOSS)	$ 25,515	$ 10,752	($ 5,814)	$ 10,645	($ 2,170)	$ 24,223
GAAP RATIOS
Loss ratio	51.1%	57.6%	81.0%	63.5%	79.4%	53.6%
Acquisition expense ratio	13.3%	12.5%	11.1%	9.4%	7.4%	7.0%
General and administrative expense ratio	15.0%	20.2%	13.5%	15.3%	15.7%	12.5%
Combined ratio	79.4%	90.3%	105.6%	88.2%	102.5%	73.1%
STATUTORY RATIOS
Loss ratio	51.1%	57.6%	81.0%	63.5%	79.4%	53.6%
Acquisition expense ratio	13.9%	19.2%	18.9%	17.0%	8.6%	6.8%
General and administrative expense ratio	12.0%	23.9%	9.8%	12.2%	9.3%	8.3%
Combined ratio	77.0%	100.7%	109.7%	92.7%	97.3%	68.7%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	JUNE 30, 2005
UNDERWRITING REVENUES
Gross premiums written	$328,815	$429,473	$117,313	$326,061	$338,142	$263,413
Net premiums written	$316,205	$428,791	$117,121	$293,723	$331,609	$259,895
Net premiums earned	$324,318	$291,396	$338,266	$353,868	$368,496	$361,884
UNDERWRITING EXPENSES
Losses and loss expenses	$171,172	$169,699	$ 69,483	$158,804	$240,276	$189,355
Acquisition expenses	64,555	61,417	81,883	83,244	86,371	87,334
General and administrative expenses	30,072	26,612	37,896	34,775	32,245	29,188
Total expenses	265,799	257,728	189,262	276,823	358,892	305,877
UNDERWRITING INCOME	$ 58,519	$ 33,668	$ 149,004	$ 77,045	$ 9,604	$ 56,007
GAAP RATIOS
Loss ratio	52.8%	58.2%	20.6%	44.9%	65.2%	52.3%
Acquisition expense ratio	19.9%	21.1%	24.2%	23.5%	23.4%	24.1%
General and administrative expense ratio	9.3%	9.1%	11.2%	9.8%	8.8%	8.1%
Combined ratio	82.0%	88.4%	56.0%	78.2%	97.4%	84.5%
STATUTORY RATIOS
Loss ratio	52.8%	58.2%	20.5%	44.9%	65.2%	52.3%
Acquisition expense ratio	21.8%	15.4%	31.4%	29.7%	22.6%	26.1%
General and administrative expense ratio	9.5%	6.2%	32.4%	11.8%	9.7%	11.2%
Combined ratio	84.1%	79.8%	84.3%	86.4%	97.5%	89.6%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 20.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2007	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	JUNE 30, 2005
INSURANCE SEGMENT
Property	$ 40,835	$ 27,042	$ 44,268	$ 47,860	$ 52,591	$ 35,932
Casualty	42,343	26,796	35,976	28,294	42,877	47,241
Healthcare liability	28,054	18,790	17,067	37,812	31,047	35,386
Workers’ compensation	57,142	61,633	62,355	24,993	6,431	—
Professional lines	29,593	12,772	20,918	17,822	26,277	22,452
TOTAL INSURANCE	$197,967	$147,033	$180,584	$156,781	$159,223	$141,011
REINSURANCE SEGMENT
Casualty	$ 27,788	$ 91,936	$ 50,411	$ 86,933	$ 77,188	$ 29,767
Property	65,476	36,701	22,170	124,235	49,998	99,342
Catastrophe	147,506	140,499	18,912	49,385	102,763	69,557
Agriculture	24,118	93,061	(2,124)	16,324	42,373	9,167
Marine	12,220	33,080	15,344	16,237	14,560	6,978
Aerospace	20,263	6,480	10,795	17,761	25,560	29,880
Surety and other specialty	31,444	27,716	1,805	15,186	25,700	18,722
TOTAL REINSURANCE	$328,815	$429,473	$117,313	$326,061	$338,142	$263,413
TOTAL COMPANY SUBTOTAL	$526,782	$576,506	$297,897	$482,842	$497,365	$404,424
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(19,979)	(3,215)	(7,102)	(6,629)	(46,112)	(1,235)
REPORTED TOTALS	$506,803	$573,291	$290,795	$476,213	$451,253	$403,189

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	JUNE 30, 2007	MARCH 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	JUNE 30, 2006	JUNE 30, 2005
INSURANCE SEGMENT
Property	$ 17,262	$ 6,127	$ 19,504	$ 4,397	$ 26,699	$ 32,410
Casualty	26,815	17,761	24,305	16,194	33,113	45,681
Healthcare liability	28,054	18,790	17,067	37,812	31,047	35,387
Workers’ compensation	52,999	54,810	58,607	22,215	6,045	—
Professional lines	26,870	10,601	18,953	17,710	26,277	22,452
TOTAL INSURANCE	$152,000	$108,089	$138,436	$ 98,328	$123,181	$135,930
REINSURANCE SEGMENT
Casualty	$ 27,610	$ 91,921	$ 50,367	$ 86,716	$ 76,004	$ 29,064
Property	67,074	36,527	22,170	116,146	49,998	99,268
Catastrophe	137,720	140,183	18,912	31,282	99,238	69,558
Agriculture	22,018	93,061	(2,124)	15,483	42,373	9,167
Marine	12,704	33,016	15,344	12,970	14,560	6,979
Aerospace	18,326	6,375	10,795	15,976	23,995	29,880
Surety and other specialty	30,753	27,708	1,657	15,150	25,441	15,979
TOTAL REINSURANCE	$316,205	$428,791	$117,121	$293,723	$331,609	$259,895
TOTAL COMPANY SUBTOTAL	$468,205	$536,880	$255,557	$392,051	$454,790	$395,825
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(19,979)	(3,215)	(7,102)	(6,629)	(46,112)	(1,235)
REPORTED TOTALS	$448,226	$533,665	$248,455	$385,422	$408,678	$394,590

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
UNDERWRITING REVENUES
Gross premiums written	$345,000	$758,288	$1,103,288	$(23,194)	$1,080,094
Net premiums written	$260,089	$744,996	$1,005,085	$(23,194)	$981,891
Net premiums earned	$234,382	$615,713	$850,095	$(55,499)	$794,596
Other underwriting loss	—	—	—	(9,139)	(9,139)
Total underwriting revenues	$234,382	$615,713	$850,095	$(64,638)	$785,457
UNDERWRITING EXPENSES
Losses and loss expenses	$126,951	$340,871	$467,822	$(50,049)	$417,773
Acquisition expenses	30,354	125,973	156,327	(14,856)	141,471
General and administrative expenses	40,809	56,684	97,493	—	97,493
Total expenses	198,114	523,528	721,642	(64,905)	656,737
UNDERWRITING INCOME	$36,268	$92,185	$128,453	$267	$128,720
GAAP RATIOS
Loss ratio	54.2%	55.4%	55.0%	90.2%	52.6%
Acquisition expense ratio	13.0%	20.5%	18.4%	26.8%	17.8%
General and administrative expense ratio	17.3%	9.1%	11.5%	—	12.3%
Combined ratio	84.5%	85.0%	84.9%	117.0%	82.7%
STATUTORY RATIOS
Loss ratio	54.2%	55.4%	55.0%	90.2%	52.6%
Acquisition expense ratio	16.1%	18.2%	17.6%	28.0%	17.4%
General and administrative expense ratio	15.6%	7.6%	9.7%	—	9.9%
Combined ratio	85.9%	81.2%	82.3%	118.2%	79.9%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL RATIOS
FOR THE SIX MONTHS ENDED JUNE 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Reported Totals
AS REPORTED
GAAP RATIOS
Loss ratio	54.2%	55.4%	55.0%	90.2%	52.6%
Acquisition expense ratio	13.0%	20.5%	18.4%	26.8%	17.8%
General and administrative expense ratio	17.3%	9.1%	11.5%	—	12.3%
Combined ratio	84.5%	85.0%	84.9%	117.0%	82.7%
EFFECT OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT FAVORABLE / (UNFAVORABLE)
GAAP RATIOS
Loss ratio	19.3%	5.1%	9.0%	(12.2)%	10.5%
NET OF PRIOR ACCIDENT YEAR RESERVE DEVELOPMENT
GAAP RATIOS
Loss ratio	73.5%	60.5%	64.0%	78.0%	63.1%
Acquisition expense ratio	13.0%	20.5%	18.4%	26.8%	17.8%
General and administrative expense ratio	17.3%	9.1%	11.5%	—	12.3%
Combined ratio	103.8%	90.1%	93.9%	104.8%	93.2%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s loss ratio by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2007	JUNE 30, 2006	JUNE 30, 2005	DEC. 31, 2006	DEC. 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$345,000	$239,380	$212,075	$576,745	$421,431
Net premiums written	$260,089	$179,873	$206,860	$416,637	$387,654
Net premiums earned	$234,382	$178,779	$177,621	$371,762	$364,175
UNDERWRITING EXPENSES
Losses and loss expenses	$126,951	$111,775	$124,973	$252,310	$343,577
Acquisition expenses	30,354	12,655	14,396	32,528	27,483
General and administrative expenses	40,809	21,782	16,561	49,524	35,987
Total expenses	198,114	146,212	155,930	334,362	407,047
UNDERWRITING INCOME (LOSS)	$36,268	$32,567	$21,691	$37,400	$(42,872)
GAAP RATIOS
Loss ratio	54.2%	62.5%	70.4%	67.9%	94.3%
Acquisition expense ratio	13.0%	7.1%	8.1%	8.7%	7.6%
General and administrative expense ratio	17.3%	12.2%	9.3%	13.3%	9.9%
Combined ratio	84.5%	81.8%	87.8%	89.9%	111.8%
STATUTORY RATIOS
Loss ratio	54.2%	62.5%	70.4%	67.9%	94.3%
Acquisition expense ratio	16.1%	8.3%	6.1%	13.9%	6.7%
General and administrative expense ratio	15.6%	10.2%	8.0%	10.5%	8.5%
Combined ratio	85.9%	81.0%	84.5%	92.3%	109.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE SIX MONTHS ENDED			FOR THE YEARS ENDED
	JUNE 30, 2007	JUNE 30, 2006	JUNE 30, 2005	DEC. 31, 2006	DEC. 31, 2005
UNDERWRITING REVENUES
Gross premiums written	$758,288	$928,515	$980,462	$1,371,889	$1,390,737
Net premiums written	$744,996	$917,075	$973,765	$1,327,919	$1,374,986
Net premiums earned	$615,713	$755,033	$722,477	$1,447,167	$1,439,266
UNDERWRITING EXPENSES
Losses and loss expenses	$340,871	$468,674	$369,509	$696,962	$1,368,284
Acquisition expenses	125,973	176,066	169,727	341,194	327,236
General and administrative expenses	56,684	68,177	57,417	140,849	110,432
Total expenses	523,528	712,917	596,653	1,179,005	1,805,952
UNDERWRITING INCOME (LOSS)	$92,185	$42,116	$125,824	$268,162	$(366,686)
GAAP RATIOS
Loss ratio	55.4%	62.1%	51.1%	48.2%	95.1%
Acquisition expense ratio	20.5%	23.3%	23.5%	23.6%	22.7%
General and administrative expense ratio	9.1%	9.0%	7.9%	9.7%	7.7%
Combined ratio	85.0%	94.4%	82.5%	81.5%	125.5%
STATUTORY RATIOS
Loss ratio	55.4%	62.1%	51.1%	48.2%	95.1%
Acquisition expense ratio	18.2%	20.5%	22.8%	23.5%	23.0%
General and administrative expense ratio	7.6%	7.4%	5.9%	10.6%	8.0%
Combined ratio	81.2%	90.0%	79.8%	82.3%	126.1%

Note:	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. For the impact of deposit accounting on segment results, refer to page 21.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEAR ENDED
	JUNE 30, 2007	JUNE 30, 2006	JUNE 30, 2005	DEC. 31, 2006	Dec. 31, 2005
INSURANCE SEGMENT
Property	$67,877	$81,164	$59,306	$173,292	$112,736
Casualty	69,140	64,664	67,206	128,933	129,951
Healthcare liability	46,843	52,109	53,993	106,988	117,120
Workers’ compensation	118,775	6,431	—	93,779	—
Professional lines	42,365	35,012	31,570	73,753	61,624
TOTAL INSURANCE	$345,000	$239,380	$212,075	$576,745	$421,431
REINSURANCE SEGMENT
Casualty	$119,725	$262,767	$251,193	$400,111	$385,604
Property	102,177	172,478	270,632	318,883	361,859
Catastrophe	288,005	223,459	210,365	291,755	300,892
Agriculture	117,179	92,904	35,065	107,104	33,035
Marine	45,299	71,806	55,741	103,387	118,976
Aerospace	26,743	48,259	104,169	76,816	120,501
Surety and other specialty	59,160	56,842	53,297	73,833	69,870
TOTAL REINSURANCE	$758,288	$928,515	$980,462	$1,371,889	$1,390,737
TOTAL COMPANY SUBTOTAL	$1,103,288	$1,167,895	$1,192,537	$1,948,634	$1,812,168
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(23,194)	(145,261)	(86,857)	(158,992)	(143,291)
REPORTED TOTALS	$1,080,094	$1,022,634	$1,105,680	$1,789,642	$1,668,877

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE SIX MONTHS ENDED			FOR THE YEAR ENDED
	JUNE 30, 2007	JUNE 30, 2006	JUNE 30, 2005	DEC. 31, 2006	Dec. 31, 2005
INSURANCE SEGMENT
Property	$23,389	$37,389	$55,560	$61,290	$91,774
Casualty	44,577	49,318	65,646	89,817	117,045
Healthcare liability	46,843	52,109	53,993	106,988	117,120
Workers’ compensation	107,809	6,044	—	86,867	—
Professional lines	37,471	35,013	31,661	71,675	61,715
TOTAL INSURANCE	$260,089	$179,873	$206,860	$416,637	$387,654
REINSURANCE SEGMENT
Casualty	$119,532	$256,054	$248,730	$396,663	$380,303
Property	103,601	172,478	270,558	310,795	360,517
Catastrophe	277,904	223,458	210,364	270,126	297,027
Agriculture	115,079	92,904	35,066	106,262	33,035
Marine	45,718	71,806	55,741	100,120	118,976
Aerospace	24,701	46,695	104,169	73,466	120,501
Surety and other specialty	58,461	53,680	49,137	70,487	64,627
TOTAL REINSURANCE	$744,996	$917,075	$973,765	$1,327,919	$1,374,986
TOTAL COMPANY SUBTOTAL	$1,005,085	$1,096,948	$1,180,625	$1,744,556	$1,762,640
DEPOSIT ACCOUNTING ADJUSTMENT[a]	(23,194)	(145,261)	(86,857)	(158,992)	(143,291)
REPORTED TOTALS	$981,891	$951,687	$1,093,768	$1,585,564	$1,619,349

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s gross premiums written by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE QUARTER ENDED JUNE 30, 2007

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$197,967	$308,836	$506,803	$197,967	$328,815	$526,782
Net premiums written	$152,000	$296,226	$448,226	$152,000	$316,205	$468,205
Net premiums earned	$124,057	$293,494	$417,551	$124,057	$324,318	$448,375
Other underwriting loss	—	($3,203)	(3,203)	—	—	—
Total underwriting revenues	124,057	290,291	414,348	124,057	324,318	448,375
UNDERWRITING EXPENSES
Losses and loss expenses	$63,422	$143,757	$207,179	$63,422	$171,172	$234,594
Acquisition expenses	16,528	57,413	73,941	16,528	64,555	81,083
General and administrative expenses	18,592	30,072	48,664	18,592	30,072	48,664
Total expenses	98,542	231,242	329,784	98,542	265,799	364,341
UNDERWRITING INCOME	$25,515	$59,049	$84,564	$25,515	$58,519	$84,034
GAAP RATIOS
Loss ratio	51.1%	49.0%	49.6%	51.1%	52.8%	52.3%
Acquisition expense ratio	13.3%	19.6%	17.7%	13.3%	19.9%	18.1%
General and administrative expense ratio	15.0%	10.2%	11.7%	15.0%	9.3%	10.9%
Combined ratio	79.4%	78.8%	79.0%	79.4%	82.0%	81.3%

ENDURANCE SPECIALTY HOLDINGS LTD.

DEPOSIT ACCOUNTING ADJUSTMENT IMPACTS ON SEGMENT DATA
FOR THE SIX MONTHS ENDED JUNE 30, 2007

	Includes Deposit Accounting Adjustments			Excludes Deposit Accounting Adjustments
	Insurance	Reinsurance	Total Company	Insurance	Reinsurance	Total Company
UNDERWRITING REVENUES
Gross premiums written	$345,000	$735,094	$1,080,094	$345,000	$758,288	$1,103,288
Net premiums written	$260,089	$721,802	$981,891	$260,089	$744,996	$1,005,085
Net premiums earned	$234,382	$560,214	$794,596	$234,382	$615,713	$850,095
Other underwriting loss	—	($9,139)	(9,139)	—	—	—
Total underwriting revenues	234,382	551,075	785,457	234,382	615,713	850,095
UNDERWRITING EXPENSES
Losses and loss expenses	$126,951	$290,822	$417,773	$126,951	$340,871	$467,822
Acquisition expenses	30,354	111,117	141,471	30,354	125,973	156,327
General and administrative expenses	40,809	56,684	97,493	40,809	56,684	97,493
Total expenses	198,114	458,623	656,737	198,114	523,528	721,642
UNDERWRITING INCOME	$36,268	$92,452	$128,720	$36,268	$92,185	$128,453
GAAP RATIOS
Loss ratio	54.2%	51.9%	52.6%	54.2%	55.4%	55.0%
Acquisition expense ratio	13.0%	19.8%	17.8%	13.0%	20.5%	18.4%
General and administrative expense ratio	17.3%	10.2%	12.3%	17.3%	9.1%	11.5%
Combined ratio	84.5%	81.9%	82.7%	84.5%	85.0%	84.9%

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE SIX MONTHS ENDED JUNE 30, 2007
Average common equity[a]	$2,138,860
Net premiums earned	$794,596
Combined ratio	82.7%
Operating margin	17.3%
Premium leverage	0.37x
Implied ROAE from underwriting activity	6.4%
Average cash and invested assets at amortized cost	$5,618,627
Investment leverage	2.63x
Year to date investment income yield, pretax	2.7%
Implied ROAE from investment activity	7.2%
Financing Costs[b]	(1.1)%
Implied Pre-tax Operating ROAE, for period	12.5%
Implied Pre-tax Operating ROAE, annualized	25.0%

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $200 million liquidation value of the preferred shares.

[b]	Financing costs include interest expense and preferred dividends.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED OPERATING & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	2006	2005
Average common equity[a]	$2,173,196	$2,132,210	$2,007,524	$1,826,855	$1,885,209	$1,767,499
Net premiums earned	$417,551	$377,045	$403,715	$407,975	$1,638,574	$1,723,694
Operating leverage	0.19x	0.18x	0.20x	0.22x	0.87x	0.98x
Annualized operating leverage	0.77x	0.71x	0.80x	0.89x	0.87x	0.98x
Avg. cash and invested assets at amortized cost	$5,659,148	$5,596,675	$5,496,389	$5,215,717	$5,275,481	$4,463,908
Investment leverage	2.60x	2.62x	2.74x	2.86x	2.80x	2.53x

[a]	Average common equity is calculated as the arithmetic average of the beginning and ending equity balances for the stated periods and excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF JUNE 30, 2007

Type of Investment	Fair Value	Percentage
Cash and equivalents[a]	$593,895	10.6%
U.S. government and agencies	899,220	16.1%
Corporate securities	867,941	15.5%
Foreign government	241,034	4.3%
Municipals	7,404	0.1%
Asset-backed securities	520,402	9.3%
Mortgage-backed securities	2,192,941	39.1%
Investments in other ventures	281,241	5.0%
Total	$5,604,078	100.0%

Ratings	Fair Value	Percentage
U.S. Government and agencies	$899,220	17.9%
AAA/Aaa and agency RMBS	3,062,080	61.1%
AA/Aa	300,280	5.9%
A/A	379,972	7.6%
BBB	23,238	0.5%
Below BBB	64,086	1.3%
Not Rated	66	0.1%
Investments in other ventures	281,241	5.6%
Total	$5,010,183	100.0%

Performance	June 30, 2007
Yield[b]	5.5%
Duration[c]	2.7

Investment Income	Quarter Ended June 30, 2007	Quarter Ended Mar. 31, 2007	Quarter Ended Dec. 31, 2006	Quarter Ended Sept. 30, 2006
Income from investments in other ventures	$13,519	$12,153	$11,170	$4,014
Total net investment income	$78,548	$74,813	$72,033	$63,581

Note:

[a]	Cash and equivalents are shown net of investments pending settlement.

[b]	Annualized earned yield excludes realized and unrealized gains and losses on fixed maturity investments.

[c]	Duration excludes investments in other ventures.

ENDURANCE SPECIALTY HOLDINGS LTD.

STRUCTURED SECURITIES DETAILS
AS OF JUNE 30, 2007

Securitized (RMBS, CMBS, ABS and CDO) securities ratings	Fair Value	Percentage	Percentage of Investment Portfolio
U.S. Government and agencies	$1,227,884	45.3%	21.9%
AAA/Aaa	1,470,294	54.2%	26.2%
AA/Aa	761	0.0%	0.0%
A/A	500	0.0%	0.0%
BBB	5,664	0.2%	0.1%
Below BBB	8,240	0.3%	0.1%
Total	$2,713,343	100.0%	48.4%

Structured securities sectors (RMBS, CMBS, ABS and CDO)	Fair Value	Percentage	Percentage
Commercial	$679,202	25.03%	12.1%
Residential	1,513,739	55.79%	27.0%
Consumer	520,402	19.18%	9.3%
Total	$2,713,343	100.0%	48.4%
Duration 3.07 years

Sub prime collateralized securities	Fair Value	Percentage	Percentage
AAA	$18,339	98.9%	0.3%
BBB and below	195	1.1%	0.0%
Total	$18,534	100.0%	0.3%
Duration 0.62 years

Collateralized debt obligations (CDO’s)	Fair Value	Percentage	Percentage
AAA/Aaa	—	—	0.0%
AA/Aa	—	—	0.0%
A/A	—	—	0.0%
BBB	$1,744	75.1%	0.0%
Below BBB	579	24.9%	0.0%
Total	$2,323	100.0%	0.0%

Collateralized dept obligations (CDO’s)	Fair Value	Percentage	Percentage
Commercial	$2,245	96.6%	0.0%
Residential	78	3.4%	0.0%
Total	$2,323	100.0%	0.0%
Duration 7.60 years

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	QUARTER ENDED JUNE 30, 2007	QUARTER ENDED MAR. 31, 2007	QUARTER ENDED DEC. 31, 2006	QUARTER ENDED SEPT. 30, 2006	QUARTER ENDED JUNE 30, 2006
Incurred related to:
Current year	$ 234,768	$ 266,501	$ 158,160	$ 198,073	$ 247,863
Prior years	(27,589)	(55,907)	(26,740)	(10,040)	21,582
Total incurred	$ 207,179	$ 210,594	$ 131,420	$ 188,033	$ 269,445
Paid related to:
Current year	($ 15,896)	($ 205)	($ 34,706)	($ 19,698)	($ 1,923)
Prior years	(232,921)	(138,492)	(183,233)	(194,221)	(185,676)
Total paid	($ 248,817)	($ 138,697)	($ 217,939)	($ 213,919)	($ 187,599)

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY SEGMENT

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE SIX MONTHS ENDED JUNE 30, 2007

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2007	($ 26,507)	($ 23,072)	($ 49,579)	$ 6,328	($ 55,907)
Quarter ended June 30, 2007	(18,725)	(8,441)	(27,166)	423	(27,589)
Six months ended June 30, 2007	(45,232)	(31,513)	(76,745)	6,751	(83,496)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2006

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment [a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2006	($ 27,855)	($ 16,946)	($ 44,801)	($ 2,260)	($ 42,541)
Quarter ended June 30, 2006	(13,068)	41,537	28,469	6,887	21,582
Quarter ended September 30, 2006	(5,941)	(7,376)	(13,317)	(3,277)	(10,040)
Quarter ended December 31, 2006	(7,523)	(22,204)	(29,727)	(2,987)	(26,740)
Year ended December 31, 2006	($ 54,387)	($ 4,989)	($ 59,376)	($ 1,637)	($ 57,739)

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DECEMBER 31, 2005

	Insurance	Reinsurance	Total Company Sub-total	Deposit Accounting Adjustment[a]	Total Company
Incurred related to prior years
Quarter ended March 31, 2005	($ 9,788)	($ 36,213)	($ 46,001)	—	($ 46,001)
Quarter ended June 30, 2005	(16,149)	(11,599)	(27,748)	—	(27,748)
Quarter ended September 30, 2005	(2,789)	(21,087)	(23,876)	—	(23,876)
Quarter ended December 31, 2005	(29,270)	(35,567)	(64,837)	—	(64,837)
Year ended December 31, 2005	($ 57,996)	($ 104,466)	($ 162,462)	—	($ 162,462)

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES BY DEVELOPMENT TAIL

(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

FOR THE QUARTERS ENDED
	JUNE 30, 2007	MAR. 31, 2007	DEC. 31, 2006	SEPT. 30, 2006	FOR THE YEAR ENDED DEC. 31, 2006
INSURANCE SEGMENT
Short tail[a]	($ 15,172)	($ 16,098)	$ 6,508	$ 2,142	($ 20,198)
Long Tail[b]	($ 3,553)	($ 10,409)	($ 14,031)	($ 8,083)	($ 34,189)
TOTAL INSURANCE	($ 18,725)	($ 26,507)	($ 7,523)	($ 5,941)	($ 54,387)
REINSURANCE SEGMENT
Short tail[a]	($ 10,114)	($ 15,338)	($ 20,330)	($ 4,372)	$ 29,409
Long Tail[b]	$ 1,136	($ 5,036)	$ 444	($ 2,117)	($ 20,118)
Other[c]	$ 537	($ 2,698)	($ 2,318)	($ 887)	($ 14,280)
TOTAL REINSURANCE	($ 8,441)	($ 23,072)	($ 22,204)	($ 7,376)	($ 4,989)
TOTAL COMPANY SUBTOTAL	($ 27,166)	($ 49,579)	($ 29,727)	($ 13,317)	($ 59,376)
DEPOSIT ACCOUNTING ADJUSTMENT[d]	$ 423	$ 6,328	($ 2,987)	($ 3,277)	($ 1,637)
REPORTED TOTALS	($ 27,589)	($ 55,907)	($ 26,740)	($ 10,040)	($ 57,739)

[a]	Short tail business is that for which development typically emerges within a period of several quarters. The Company’s short tail line of business in the Insurance business segment includes its property line of business. The Company’s short tail lines in its Reinsurance business segment include property, catastrophe, marine, aerospace and surety.

[b]	Long tail business is that for which development emerges over many years. The Company’s long tail lines of business in the Insurance business segment includes casualty, healthcare liability, workers’ compensation and professional lines. The Company’s long tail line of business in the Reinsurance business segment includes casualty.

[c]	The Company writes certain specialty lines of business for which the loss emergence is considered to be unique in nature and thus, has been included as other. The Company’s other lines of business included in the Reinsurance business segment are agriculture, personal accident, and other.

[d]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSE

	Insurance			Reinsurance
	Short Tail	Long Tail	Total	Short Tail	Long Tail	Other	Total	Total Company	Deposit Accounting Adjustment[a]	Reported Totals
AT JUNE 30, 2007
Case reserves	$ 100,339	$ 49,928	$ 150,267	$ 614,638	$ 234,964	$ 9,267	$ 858,869	$ 1,009,136	($ 65,639)	$ 943,497
Total reserves	$ 134,405	$ 832,868	$ 967,273	$ 974,941	$ 833,779	$ 126,404	$ 1,935,124	$ 2,902,397	($ 134,872)	$ 2,767,525
Case reserves / Total reserves	74.7%	6.0%	15.5%	63.0%	28.2%	7.3%	44.4%	34.8%	48.7%	34.1%
IBNR / Total reserves	25.3%	94.0%	84.5%	37.0%	71.8%	92.7%	55.6%	65.2%	51.3%	65.9%
AT MAR. 31, 2007
Case reserves	$ 121,095	$ 32,998	$ 154,093	$ 645,790	$ 217,718	$ 9,760	$ 873,268	$ 1,027,361	($ 58,030)	$ 969,331
Total reserves	$ 164,454	$ 754,080	$ 918,534	$ 1,029,414	$ 815,327	$ 165,376	$ 2,010,117	$ 2,928,651	($ 138,468)	$ 2,790,183
Case reserves / Total reserves	73.6%	4.4%	16.8%	62.7%	26.7%	5.9%	43.4%	35.1%	41.9%	34.7%
IBNR / Total reserves	26.4%	95.6%	83.2%	37.3%	73.3%	94.1%	56.6%	64.9%	58.1%	65.3%
AT DEC. 31, 2006
Case reserves	$ 146,138	$ 25,941	$ 172,079	$ 683,118	$ 211,940	$ 9,031	$ 904,089	$ 1,076,168	($ 52,760)	$ 1,023,408
Total reserves	$ 182,196	$ 683,151	$ 865,347	$ 1,022,475	$ 793,556	$ 148,930	$ 1,964,961	$ 2,830,308	($ 128,622)	$ 2,701,686
Case reserves / Total reserves	80.2%	3.8%	19.9%	66.8%	26.7%	6.1%	46.0%	38.0%	41.0%	37.9%
IBNR / Total reserves	19.8%	96.2%	80.1%	33.2%	73.3%	93.9%	54.0%	62.0%	59.0%	62.1%
AT SEPT. 30, 2006
Case reserves	$ 152,447	$ 8,303	$ 160,750	$ 745,512	$ 205,928	$ 8,764	$ 960,204	$ 1,120,954	($ 52,630)	$ 1,068,324
Total reserves	$ 193,275	$ 615,947	$ 809,222	$ 1,147,159	$ 796,003	$ 139,649	$ 2,082,811	$ 2,892,033	($ 122,615)	$ 2,769,418
Case reserves / Total reserves	78.9%	1.3%	19.9%	65.0%	25.9%	6.3%	46.1%	38.8%	42.9%	38.6%
IBNR / Total reserves	21.1%	98.7%	80.1%	35.0%	74.1%	93.7%	53.9%	61.2%	57.1%	61.4%
AT JUNE 30, 2006
Case reserves	$ 153,272	$ 9,127	$ 162,399	$ 773,818	$ 181,465	$ 8,287	$ 963,570	$ 1,125,969	($ 31,308)	$ 1,094,661
Total reserves	$ 201,130	$ 560,380	$ 761,510	$ 1,233,673	$ 762,543	$ 125,362	$ 2,121,578	$ 2,883,088	($ 100,285)	$ 2,782,803
Case reserves / Total reserves	76.2%	1.6%	21.3%	62.7%	23.8%	6.6%	45.4%	39.1%	31.2%	39.3%
IBNR / Total reserves	23.8%	98.4%	78.7%	37.3%	76.2%	93.4%	54.6%	60.9%	68.8%	60.7%

[a]	For internal management reporting purposes, underwriting results by segment are presented on the basis of applying reinsurance accounting to all reinsurance contracts written. However, for financial statement presentation purposes, management determined that certain reinsurance contracts written during the period were more appropriately accounted for under the deposit method of accounting specified by AICPA SOP 98-7 whereby net premiums due on such contracts were recorded as deposit liabilities. The adjustment herein reconciles the Company’s underwriting results by segment to the Company’s financial statement presentation.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION

		QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
		2007	2006	2007	2006
DILUTIVE SHARES	Average market price per share	$ 38.09	$ 30.99	$ 36.64	$ 31.82
OUTSTANDING: AS REPORTED	Basic weighted average common shares outstanding	65,531	66,398	66,069	66,421
	Add: weighted avg. unvested restricted share units	804	833	771	769
	Weighted average exercise price per share	—	—	—	—
	Proceeds from unrecognized restricted share unit expense	$ 26,420	$ 14,818	$ 26,420	$ 14,818
	Less: restricted share units bought back via treasury method	(694)	(478)	(721)	(466)
	Add: weighted avg. dilutive warrants outstanding	7,202	7,202	7,202	7,202
	Weighted average exercise price per share	$ 16.37	$ 17.37	$ 16.37	$ 17.37
	Less: warrants bought back via treasury method	(3,096)	(4,037)	(3,218)	(3,931)
	Add: weighted avg. dilutive options outstanding	2,284	3,018	2,385	3,034
	Weighted average exercise price per share	$ 18.33	$ 18.69	$ 18.30	$ 18.67
	Proceeds from unrecognized option expense	$ 87	$ 219	$ 87	$ 219
	Less: options bought back via treasury method	(1,101)	(1,827)	(1,194)	(1,786)
	Weighted average dilutive shares outstanding	70,930	71,109	71,294	71,243

Note:	Warrants, options and unvested restricted share units that are anti-dilutive are not included in the calculation of diluted shares outstanding. Warrants, options and unvested restricted share units are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases. Restricted share units are included in the calculation of basic and diluted weighted shares outstanding. The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company’s common shares at the average market price during the period of calculation. SFAS No. 123R also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION — AS REPORTED, GAAP

	QUARTER ENDED JUNE 30,		SIX MONTHS ENDED JUNE 30,
	2007	2006	2007	2006
Net income	$135,341	$64,050	$237,176	$171,086
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(1,914)	(8,962)	(372)	(11,101)
Net realized losses on investments	7,750	7,107	9,569	10,131
Operating income before preferred dividends	$141,177	$62,195	$246,373	$170,116
Preferred dividends	(3,875)	($3,875)	(7,750)	($ 7,750)
Operating income available to common shareholders	$137,302	$58,320	$238,623	$162,366
Weighted average common shares outstanding
Basic	65,531	66,398	66,069	66,421
Dilutive	70,930	71,109	71,294	71,243
Basic per common share data
Net income available to common shareholders	$2.01	$0.91	$3.47	$2.46
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.03)	(0.13)	(0.01)	(0.17)
Net realized losses on investments	0.12	0.10	0.15	0.15
Operating income available to common shareholders	$2.10	$0.88	$3.61	$2.44
Diluted per common share data
Net income available to common shareholders	$1.85	$0.85	$3.22	$2.29
Add (Less) after-tax items:
Net foreign exchange losses (gains)	(0.02)	(0.13)	(0.01)	(0.15)
Net realized losses on investments	0.11	0.10	0.14	0.14
Operating income available to common shareholders	$1.94	$0.82	$3.35	$2.28

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES SENSITIVITY ANALYSIS

DILUTIVE SHARES OUSTANDING
Market Price per Share
$ 35.00	$36.00	$37.00	$38.00	$39.00	$40.00	$41.00	$42.00	$43.00	$44.00	$45.00
70,753	70,878	70,997	71,110	71,216	71,318	71,414	71,506	71,593	71,677	71,757

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		JUNE 30,		DECEMBER 31,
		2007	2006	2006
DILUTIVE COMMON	Price per share at period end	$ 40.04	$ 32.00	$ 36.58
SHARES OUTSTANDING:
AS-IF CONVERTED[a]	Basic common shares outstanding[b]	64,734	66,314	66,702
	Add: unvested restricted share units	1,142	837	790
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$ 16.37	$ 17.37	$16.87
	Add: dilutive options outstanding	2,192	2,893	2,591
	Weighted average exercise price per share	$ 18.34	$ 18.74	$ 18.50
	Book Value[c]	$2,179,846	$1,736,535	$2,097,874
	Add: proceeds from converted warrants	117,902	125,105	121,504
	Add: proceeds from converted options	40,199	54,209	47,937
	Pro forma book value	$2,337,947	$1,915,848	$2,267,315
	Dilutive shares outstanding	75,271	77,246	77,285
	Basic book value per common share	$ 33.67	$ 26.19	$ 31.45
	Diluted book value per common share	$ 31.06	$ 24.80	$ 29.34
DILUTIVE COMMON SHARES OUTSTANDING:	Price per share at period end	$ 40.04	$ 32.00	$ 36.58
TREASURY STOCK METHOD	Basic common shares outstanding[b]	64,734	66,314	66,702
	Add: unvested restricted share units	1,142	837	790
	Add: dilutive warrants outstanding	7,202	7,202	7,202
	Weighted average exercise price per share	$ 16.37	$ 17.37	$ 16.87
	Less: warrants bought back via treasury method	(2,945)	(3,910)	(3,322)
	Add: dilutive options outstanding	2,192	2,893	2,591
	Weighted average exercise price per share	$ 18.34	$ 18.74	$ 18.50
	Less: options bought back via treasury method	(1,004)	(1,694)	(1,309)
	Dilutive shares outstanding	71,321	71,643	72,654
	Basic book value per common share	$ 33.67	$ 26.19	$ 31.45
	Diluted book value per common share	$ 30.56	$ 24.24	$ 28.87

[a]	The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.

[b]	Basic common shares include vested restricted share units.

[c]	Excludes the $200 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	SIX MONTHS ENDED	YEARS ENDED DECEMBER 31,
	JUNE 30, 2007	2006	2005	2004	2003
Net income (loss) available to common shareholders	$229,426	$482,626	($223,204)	$355,584	$263,437
Dividends paid to common shareholders	(32,837)	(66,262)	(61,695)	(50,346)	(20,505)
Shareholders’ equity[a]	2,179,846	2,097,874	1,672,543	1,862,455	1,644,815
Return on beginning equity	10.9%	28.9%	(12.0)%	21.6%	21.6%
Dividend payout ratio[b]	1.6%	4.0%	3.3%	3.1%	1.7%
Dilutive common shares outstanding	71,321	72,654	72,173	66,729	68,445
Diluted book value per common share (treasury stock method)	$30.56	$28.87	$23.17	$27.91	$24.03
Change in diluted book value per common share	5.9%	24.6%	(17.0)%	16.1%	10.6%
Total return to common shareholders[c]	7.5%	28.6%	(13.7)%	19.2%	12.3%

[a]	Excludes the $200 million liquidation value of the preferred shares.

[b]	Dividend payout ratio is calculated as dividends paid divided by beginning shareholders’ equity.

[c]	Total return to common shareholders is calculated as the sum of the change in diluted book value per common share and the dividend payout ratio.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G

In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to how management analyzes the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 31 for a reconciliation of operating income to net income.

Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.

Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 33 for a reconciliation of diluted book value per common share to basic book value per common share.